UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2014

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE
MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws

On July 22, 2014, First Horizon National Corporation’s Board of Directors amended its Bylaws. The amendment was effective immediately. The Bylaws, as amended and restated, are filed herewith as Exhibit 3.1.

The amendment modified Sections 4.2, 4.17, and 4.22. Specifically, the authorities of the Chief Human Resources Officer to appoint persons to corporate offices (4.2(a)) and to prescribe their duties and powers (4.17 and 4.22) were extended to include the level of senior vice president and below. Formerly those authorities were limited to vice president and below.

Item 8.01. Other Events.

On July 22, 2005 First Horizon National Corporation (“FHNC”) filed a Current Report on Form 8-K dated July 19, 2005 in which, under Item 8.01, FHNC reported that its subsidiary, First Tennessee Bank National Association (the “Bank”), had made a Declaration of Covenant dated as of July 20, 2005 (“Declaration”) in connection with the Bank’s outstanding Class A Non-Cumulative Perpetual Preferred Stock (“Bank Preferred Stock”). The Declaration was made for the benefit of holders of certain “Covered Debt” (as defined in the Declaration) outstanding from time to time. Notes of the Bank maturing on January 15, 2015 (the “2015 Notes”) were the original Covered Debt. On January 15, 2013, two years prior to the maturity date of the 2015 Notes, a “Redesignation Date” occurred under the Declaration. On that Redesignation Date the Bank’s 5.65% Subordinated Bank Notes due April 1, 2016 (CUSIP 337158-AE9) (“2016 Notes”) became the Covered Debt for purposes of the Declaration. The 2015 Notes ceased to be the Covered Debt immediately prior to that Redesignation Date.

The 2016 Notes will mature April 1, 2016. In accordance with the Declaration, April 1, 2014 was a Redesignation Date. March 31, 2014, the day immediately prior to the 2014 Redesignation Date, was the final day on which the 2016 Notes were the Covered Debt under the Declaration.

Following the 2014 Redesignation Date, no Qualifying Debt (as defined in the Declaration) was available to become Covered Debt. Because only the holders of Covered Debt may benefit from the Declaration, no holders have benefited from it since that Date. Accordingly, on July 22, 2014, the Bank’s Board of Directors terminated the Declaration.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit #	Description
3.1	Bylaws of First Horizon National Corporation, as amended and restated July 22, 2014.

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: July 23, 2014	By:	/s/ William C. Losch III
Executive Vice President and
Chief Financial Officer
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EXHIBIT INDEX

Exhibit #	Description
3.1	Bylaws of First Horizon National Corporation, as amended and restated July 22, 2014.
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